UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023

RYVYL Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

(Address of principal executive offices)

(619) 631 8261

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RVYL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2023, RYVYL Inc. (the “Company”) appointed Mary Lay Hoitt as the Company’s Interim Chief Financial Officer, effective as of March 9th.

Since 2021, Ms. Hoitt, 65, has been a partner in the San Diego office of SeatonHill Partners, LP (“SeatonHill), a CFO services firm that also offers project based financial leadership. From 2010 to 2020, Ms. Hoitt was a partner at Sterling Foxx LLC, a management consulting firm, where she provided fractional and interim CFO, restructuring, and M&A advisory services to both U.S. and international public and privately held companies. Prior to 2010, Ms. Hoitt’s experience included serving as Vice President of Finance and Acting Chief Financial Officer of Sorrento Networks Corporation, a manufacturer of intelligent optical networking solutions that was listed on NASDAQ during her tenure. Ms. Hoitt earned an MBA from the University of Phoenix and a BA of Business with emphasis in Financial Accounting from National University. She received her CPA certification in Maryland.

There is no arrangement or understanding between Ms. Hoitt and any other person pursuant to which she was selected to serve as Interim Chief Financial Officer. Ms. Hoitt does not have any family relationships with any of the Company’s executive officers or directors, and does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

In connection with Ms. Hoitt’s appointment as Interim Chief Financial Officer, the Company entered into an Executive Services Agreement dated March 8, 2023 with SeatonHill (the “Services Agreement”). Pursuant to the Services Agreement, the Company will pay SeatonHill $51,500 per month (comprised of a $50,000 services fee per month plus a three percent (3%) administrative fee per month). In addition, the Company will reimburse SeatonHill for travel and other approved expenses. While the Services Agreement can be terminated by either party with thirty (30) days advance written notice, SeatonHill is guaranteed payment for two months of work.

Item 8.01. Other Events.

On March 9, 2023, the Company issued a press release announcing Ms. Hoitt’s appointment as Interim Chief Financial Officer. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release of RYVYL Inc., dated March 9, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYVYL INC.

Dated: March 14, 2023	By:	/s/ Min Wei
Min Wei Chief Operating Officer